Exhibit 99.2

ANCHORED SPIN-OFF INVESTOR PRESENTATION March 2022

2 LEGAL DISCLAIMERS About this Presentation This presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to a proposed business combination (the Business Combination) between Avista Public Acquisition Corp. II (APAC) and OmniAb, Inc. (OmniAb), a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated (Ligand), and related transactions, and for no other purpose. The information contained herein does not purport to be all inclusive and no representation or warranty, express or implied, is or will be given by APAC, OmniAb or Ligand or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy, completeness or reliability of the information contained in this presentation. Forward-Looking Statements This presentation contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this presentation, including statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, the tax consequences of the proposed transaction, the amount of gross proceeds expected to be available to OmniAb after the closing and giving effect to any redemptions by APAC shareholders, OmniAb’s future results of operations and financial position, business strategy and its expectations regarding the application of, and the rate and degree of market acceptance of, the OmniAb technology platform and other technologies, OmniAb’s expectations regarding the addressable markets for our technologies, including the growth rate of the markets in which it operates, the potential for and timing of receipt of milestones and royalties under OmniAb’s license agreements with partners, are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Ligand, OmniAb and APAC, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Ligand’s or APAC’s securities; the risk that APAC shareholder approval of the proposed transactions is not obtained; the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of funds available in APAC’s trust account following any redemptions by APAC’s shareholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; changes in general economic conditions, including as a result of the COVID-19 pandemic or the conflict between Russia and Ukraine; the outcome of litigation related to or arising out of the proposed transactions, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the transactions on Ligand’s, OmniAb’s or APAC’s business relationships, operating results, and businesses generally; the ability to continue to meet Nasdaq’s listing standards following the consummation of the proposed transactions; costs related to the proposed transactions; that the price of APAC’s or Ligand’s securities may be volatile due to a variety of factors, including Ligand’s, APAC’s or OmniAb’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities; and the ability of OmniAb to implement its strategic initiatives. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of APAC’s registration statement on Form S-1 (File No. 333-257177), the registration statement on Form S-4, the registration statement on Form 10, the proxy/information statement/prospectus and certain other documents filed or that may be filed by APAC, Ligand or OmniAb from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand, OmniAb and APAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ligand, OmniAb, or APAC gives any assurance that Ligand, OmniAb or APAC will achieve their expectations. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Market and Industry Data This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about the antibody industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of OmniAb’s future performance and the future performance of the markets in which OmniAb operates are necessarily subject to a high degree of uncertainty and risk.

3 LEGAL DISCLAIMERS Important Information and Where to Find It In connection with the proposed transaction, OmniAb will file a registration statement on Form 10 registering shares of OmniAb common stock and APAC will file with the SEC a registration statement on Form S-4 registering shares of APAC common stock, warrants and certain equity awards. The Form S-4 to be filed by APAC will include a proxy statement/prospectus in connection with the APAC shareholder vote required in connection with the proposed transaction. The Form 10 to be filed by OmniAb will include the Form S-4 registration statement filed by APAC which will serve as an information statement/prospectus in connection with the spin-off of OmniAb. This communication does not contain all the information that should be considered concerning the Business Combination. This communication is not a substitute for the registration statements that OmniAb and APAC will file with the SEC or any other documents that APAC or OmniAb may file with the SEC or that APAC, Ligand or OmniAb may send to stockholders in connection with the Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Business Combination. APAC's shareholders and Ligand’s stockholders and other interested persons are advised to read, when available, the preliminary and definitive registration statements, and documents incorporated by reference therein, as these materials will contain important information about APAC, OmniAb and the Business Combination. The proxy statement/prospectus contained in APAC’s registration statement will be mailed to APAC's shareholders as of a record date to be established for voting on the Business Combination. The registration statements, proxy statement/prospectus and other documents (when they are available) will also be available free of charge, at the SEC's website at www.sec.gov, or by directing a request to: Avista Healthcare Public Acquisition Corp. II, 65 East 55th Street, 18th Floor, New York, NY 10022. Participants in the Solicitation APAC, Ligand and OmniAb and each of their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from APAC’s shareholders in connection with the Business Combination. Shareholders are urged to carefully read the proxy statement/prospectus regarding the Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of APAC’s shareholders in connection with the Business Combination will be set forth in the registration statement when it is filed with the SEC. Information about APAC's executive officers and directors and OmniAb's management and directors also will be set forth in the registration statement relating to the Business Combination when it becomes available. No Solicitation or Offer This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Trademarks This presentation contains trademarks, service marks, and trade names of Ligand, OmniAb, APAC and other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that APAC, Ligand or OmniAb will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

4

OMNIAB + AVISTA

A COMBINATION OF TWO LEADING LIFE SCIENCES FRANCHISES

	OmniAb	AVISTA CAPITAL PARTNERS
Track Record	• 55+ active global partners • 250+ active discovery programs • Two approved OmniAb-derived products, one BLA under FDA review with Breakthrough Therapy designation • 23 clinical stage antibodies and 2 approved products	• Successful track record of building sustainable growth healthcare companies over 25 years • $8+ billion invested in 42 healthcare companies(1) • Supported 80+ add-on acquisitions • Public markets expertise: 15 IPOs in healthcare sector
Platform	• BIOLOGICAL INTELLIGENCE™ (BI) • High-throughput screening technologies • Industry's only four animal species platform (transgenic rat, mouse and chicken, and cow-derived)	• Significant domain knowledge with healthcare industry focus • Creative and flexible investment approach • $115 million of fully-committed equity financing provided to OmniAb
People	• Scientific leadership in antibody discovery, genetic engineering, biology / ion channels and systems engineering • 82 employees, including 74 in R&D • Headquartered in Emeryville, CA	• 30 professionals, including leading healthcare industry experts • Headquartered in New York, NY

Source: Company materials and filings.
(1) Total of $8 billion equity invested includes ~$3 billion from co-investors / co-sponsors. Total of 42 healthcare companies includes transactions at DLJMB, a predecessor firm to Avista.

OmniAb®

5 ADDING A LEADING DRUG DISCOVERY PLATFORM TO AVISTA’S PHARMA SERVICES PORTFOLIO Discovery Early-Stage Research & Development Late-Stage Development & Commercialization • Built capabilities and competitive strengths to become partner of choice ‒ BI designed to yield industry’s most diverse sets of high-quality antibodies ‒ Rapid deep sequencing of immune repertoires ‒ Differentiated ion channel capabilities ‒ Diversified business model ‒ Robust IP portfolio • Avista investment professionals have deep domain expertise in the pharma services sector • Eight completed investments, including five successful exits via IPOs and sales to strategic acquirors • Avista professionals’ investment experience spans the full spectrum of drug development including drug discovery, preclinical / bio-analytical testing and late stage / post-approval • Track record of creating value through: ‒ Investing to add new capabilities and accelerate revenue growth ‒ Margin expansion ‒ Accretive M&A to enhance scale and capabilities ‒ Creative financings

6

TRANSACTION SUMMARY

Transaction Summary

- **OmniAb, Inc., an antibody discovery business wholly owned by Ligand, has entered into a definitive agreement to merge with Avista Public Acquisition Corp. II (APAC) (NASDAQ: AHPA), valuing OmniAb at a fully diluted pre-money equity valuation of $850 million**
  - OmniAb to become an independent publicly traded company
  - Anchored spin-off transaction is backed with committed capital from Avista and Ligand
  - Tax-free distribution for existing Ligand shareholders via all SPAC consideration
- **All-primary transaction will result in gross proceeds of up to $266 million, through a combination of:**
  - APAC's $236 million cash in trust
  - Avista to invest $15 million at $10.00 per share and provide up to an additional $100 million to backstop redemptions
  - $15 million contribution from Ligand
  - Earn-out payable to existing Ligand shareholders of 7.5mm shares @ $12.50 and 7.5mm shares @$15.00
    - 33% of Avista's sponsor shares (1.9 million) subject to earnout at the same thresholds as Ligand shareholders
- **Closing Expected 2H 2022**

Pro Forma Enterprise Value

($m, except per share amount)

Share Price	$10.00
Pro Forma Shares Outstanding	113.3
Post-Transaction Equity Value	**$1,133**
(-Cash)	(250)
Pro Forma Enterprise Value	**$884**

Illustrative Sources & Uses

($m)

Sources		Uses	
APAC Cash	$236	Cash to Balance Sheet	$250
Avista Minimum Commitment	15	Estimated Transaction Fees	16[1]
Ligand Contribution	15		
Total	**$266**	**Total**	**$266**

Illustrative Pro Forma Ownership



Ligand Shareholders
APAC Shareholders
Avista Shares
75.0%
20.3%
4.7%(2)

Note: Assumes no redemptions. Excludes impact of 8.2 million Avista warrants and 7.7 million public warrants, each struck at $11.50. Excludes impact of 15.0 million Ligand earnout shares and 1.9 million Avista earnout shares. Up to 37.5% of Avista's earnout shares are immediately vested pro rata to any utilization of the $100 million backstop facility.

(1) Excludes OmniAb's expenses.

(2) Includes 1.5 million co-investment shares and 3.8 million sponsor shares.

OmniAb

7 $1,961 $835 $4,844 $2,216 $567 $2,095 $1,878 $1,301 $3,726 $2,616 $1,313 $1,203 KEY MARKET COMPARABLES SUGGEST SUBSTANTIAL VALUE CREATION OPPORTUNITY Source: Company materials, filings, and FactSet as of 03/18/22. (1) Includes 248 active programs with downstream economics. (2) Includes total program initiations, Adimab does not disclose current active program count. (3) Includes 54 active programs with downstream economics. (4) Includes 3 programs from recent Merck collaboration. Enterprise Value ($) in millions Private 252(1) 425(2) 111 78(3) 12(4) Diversified Drug Discovery Computationally-Enabled Drug Discovery Next-Generation Discovery and Production Technologies # of Active Programs

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EXPERIENCED LEADERSHIP TEAM WITH PROVEN TRACK RECORD OF SUCCESS

OmniAb Leadership Team



Matt Foehr
Board Member
CEO, OmniAb Inc.
Board Member Viking Therapeutics
Former Exec at Ligand, GlaxoSmithKline, Stiefel Labs, Connetics



Kurt Gustafson
CFO, OmniAb Inc.
Board Member Xencor, Inc
Former Exec at Spectrum Pharmaceuticals, Halozyme Theraputics, Amgen

Avista Leadership Team



Thompson Dean
Chairman and Co-Head of Investment Comittee, Avista Capital Partners
Board member Cooper Consumer Health, eMolecules, National Spine & Pain Centers, Probo Medical, Vision Healthcare



David Burgstahler
Managing Partner and CEO, Avista Capital Partners
Board member Cosette Pharmaceuticals, Inform Diagnostics, RVL Pharmaceuticals, United BioSource Corporation, XIFIN

OmniAb Board Nominees



John Higgins
Board Chair
CEO and Board Member, Ligand
Former CFO, Connetics Corp
Board Member Bio-Techne



Carolyn Bertozzi, PhD
Board Member
Professor of Humanities & Sciences
Stanford University
Investigator HHMRI
Former Board Member Lilly, Advisor to GlaxoSmithKline
Founder of multiple companies



Sarah Boyce
Board Member
Chair of HC&C Committee
CEO, Avidity
Board Member Berkeley Lights
Former Akcea Therapeutics, Ionis Pharmaceuticals, Forest Labs



Jennifer Cochran, PhD
Board Member
Chair of Nominating Committee
Professor of Bioengineering
Stanford University
Founder of multiple companies



Sunil Patel
Board Member
Chair of Audit Committee
Public & Private Biotech Executive
Former Abgenix, Gilead, BiPar and OncoMed

OmniAb

THE OMNIAB PLATFORM

10 SETTING THE STAGE - OMNIAB’S SPIN-OFF FROM LIGAND • Ligand’s proven business model is focused on developing and acquiring technologies that enable the discovery and development of medicines ‒ 140+ partners among pharmaceutical and biotechnology companies ‒ 400+ fully-funded programs in various stages ‒ 1,600+ issued patents worldwide • On November 9, 2021, Ligand announced its intention to split into two separate, publicly-traded companies ‒ SpinCo: OmniAb, Icagen and other antibody discovery technologies ‒ RemainCo: Core existing royalties and Captisol, Pelican technologies • Anchored tax-free spin-off to create two well-capitalized companies ‒ Operational focus ‒ Business-specific capital allocation ‒ Agility to meet partner needs • Opportunity to unlock value of OmniAb Ligand at a Glance Broad portfolio of 140+ different partners PROPRIETARY COMPOUNDS Note: Each dot in above graphic represents a program

11 0 10 20 30 40 50 60 70 80 Type of Drug Clinical Success Rates(1) Small Molecules 6.2% Biologics/Antibodies 11.5% Sources: 2020 Sales of Recombinant Therapeutic Antibodies, Proteins, Biosimilars & Other Biologics (La Merie Publishing). Clinical Development success rates 2006-2019 (Bio, Biomedtracker and Amplion). Tables of approved mAbs and antibodies in review available at https://www.antibodysociety.org/resources/approved-antibodies/ (1) Defined as composite success rate of clinical development from Phase I trials to regulatory submission. Higher Success Rates Historical success rates for antibody classes is nearly twice the rate of small molecules Substantial growth in number of new antibody therapeutics Acceleration of Regulatory Approvals (FDA and EMA) ANTIBODIES AND INDUSTRY DEMAND HIGHER SUCCESS RATES FOR ANTIBODY MEDICINES DRIVE OUR INDUSTRY’S NEED FOR DISCOVERY TECHNOLOGY Increasing Antibody Market • $236B in antibody sales by 2025 (up from >$184B in 2020) • 41 blockbuster antibodies in 2020 (up from 36 in 2019) • Five best-selling antibodies had ~$55B of sales in 2020 Existing Industry limitations • Current approaches burdened with critical disadvantages – lack of antibody diversity, lengthy timelines, excess costs and lack of flexibility

12

OMNIAB HISTORY

OVER 13 YEARS OF INVESTMENT BUILT OUR BEST-IN-CLASS PLATFORM

- **2008** — OMT Founded
- **Development of OmniRat/OmniFlic/OmniMouse & 16 partnerships signed**
- **2016** — Ligand Acquired OMT (OmniAb)
- **2017** — Crystal Bio (OmniChicken)
- **2019** — Ab Initio (Computationally Powered Antigen Design)
- **2019** — Icagen (Ion Channel Technology)
- **2020** — xCella (Microcapillary Platform)
- **2020** — Taurus (OmniTaur)

Significant Internal Investment and R&D

- *Next generation animals (Bispecifics, HCO, etc.)*
- *Expanded state-of-the art labs and added capacity*
- *AI-powered single-cell microcapillary platform*

Strategically built tech platform to optimally harness the power of *BIOLOGICAL INTELLIGENCE*™

OmniAb

13 Substantial progress in all phases, increase in discovery programs expected to rapidly feed growth in new clinical programs and future approvals Discovery: 217 Preclinical: 10 Phase 1: 18 Phase 2: 2 Phase 3: 2 Registration: 1 Approved: 2 Discovery: 20 Preclinical: 1 OMNIAB’S HISTORICAL GROWTH WITHIN LIGAND PROGRESSION AND PERFORMANCE IN PROGRAMS BY STAGE OF DEVELOPMENT 2016 at Acquisition(1) As of 12/31/21 (1) Estimated at the time of acquisition. 21 252

14 THE OMNIAB PLATFORM Technology offering addresses critical industry needs and is paired with our highly specialized and efficient operation Create Diverse Pools of High-Quality Naturally Optimized Antibodies Screen Millions of Cells to Find Potential Therapeutic Candidates Further Characterize, Select & Optimize the Right Antibody We leverage our proprietary and differentiated technologies rather than commoditized industry services that are widely available from CROs or built into big pharma

15 THE OMNIAB PLATFORM Technology offering addresses the most critical challenges of antibody discovery

16 THE OMNIAB PLATFORM We believe generating large and diverse pools of high-quality antibodies increases the likelihood of discovering the antibody with the most desirable therapeutic characteristics Robust Antibodies for Any Target Bispecific Antibody Generation Cow-inspired Antibodies for Difficult Targets Computational Antigen Design & Proprietary Reagents Antibody Generation Technologies Industry’s only four-species platform A heritage of genetic engineering advancements Bispecific and cow-inspired technologies enable next generation therapeutics 23 in clinical development and two approved antibodies(1) Carefully designed transgenes for robust response (1) In August 2021, zimberelimab, was approved in China for the treatment of recurrent or refractory classical Hodgkin’s lymphoma, and in December 2021 sugemalimab, was approved in China for the first-line treatment of metastatic (stage IV) non-small cell lung cancer in combination with chemotherapy.

17 THE OMNIAB PLATFORM xPloration Microcapillary Technology Gel Encapsulated Microenvironment (GEM) AI selects and ranks thousands of promising therapeutic candidates from immense amounts of phenotypic data We offer two powerful single B-cell screening technologies: xPloration and GEM assay Multi-parameter screening of tens of millions of cells in hours instead of weeks xPloration 2.0 (in development) Rapidly recover 1,000’s of antibody sequences

18 THE OMNIAB PLATFORM •Data from multi-parameter screening and performance assays used in combination with bioinformatics •High-throughput epitope binning and kinetics analysis, and target-specific functional assays •Next generation sequencing (NGS) hit expansion to identify variant antibodies with improved characteristics •Proprietary assays for ion channel and transporter targets Our discovery teams are flexibly positioned to work closely with partners to identify the right antibody

19 THE OMNIAB PLATFORM Proprietary cell lines enable high speed antigen production Cutting-edge assays facilitate high-throughput screens in GEM and xPloration platforms Proprietary assays leveraged for discovery and characterization of ion channel antibodies Within OmniAb are differentiated capabilities for viable target-to-lead delivery for difficult and high-value ion channel targets EXTENSIVE BIOLOGICAL CAPABILITIES ON ION CHANNELS AND TRANSPORTERS

20 OMNIAB BUSINESS MODEL OUR AGREEMENTS ARE STRUCTURED TO ALIGN ECONOMIC AND SCIENTIFIC INTERESTS WITH OUR PARTNERS License partnerships designed to include: • Technology access and collaboration/service fees • Milestones • Royalties on commercial sales We have nearly $1.5 billion in contracted milestones from active OmniAb programs today (excluding antibody discovery programs), with continued growth expected as partners expand use of the platform and as we add new partners

21 OMNIAB INTELLECTUAL PROPERTY ADVANTAGE Antibody Patent Applications filed by Partners PARTNERS FILING PATENTS ON OMNIAB-DERIVED ANTIBODIES CREATE DURABLE ROYALTY STREAMS AND A LENGTHY INTELLECTUAL PROPERTY TAIL >60 patent filings by our partners claiming an OmniAb-derived antibody as primary invention, with expiries up to 2041 • We maintain a broad intellectual property estate with multiple long duration patent families covering each major element of our technology platform • Licenses are structured so that royalties are linked to the patents for the antibodies discovered with OmniAb, thereby creating a lengthy coverage tail Over 300 patents issued worldwide 0 10 20 30 40 50 60 70

22 SELECT OMNIAB PARTNERS >55 COMPANIES CURRENTLY HAVE ACCESS TO OMNIAB ANTIBODIES

23 THE POWER OF OMNIAB PARTNER CASE STUDIES • Novel multi-transmembrane target for triple negative breast cancer • All previously-known antibodies to target could only bind to denatured or fixed form, therefore unsuitable for therapeutic use • Our antigen tech was applied to deliver mg-scale quantities of purified receptor in native conformation for immunization and screening • OmniChicken immunization led to discovery of a large and diverse panel of fully-human antibodies capable of binding target on live tissues • Partner has history of success in developing antibodies, with large discovery group and expanding novel biology • Partner needed a flexible, scalable antibody discovery solution to start dozens of new programs every year • Deep collaboration to develop next generation rodents, which were tested in parallel with active novel programs • OmniAb wholly owns rights to next- generation animals and can include them in the OmniAb technology offering to other partners • Growth factor target, highly conserved among mammals • Human version of target non- immunogenic in other rodents; no titer achieved despite numerous immunization attempts by partner • Genetic knockout of target gene attempted in mice but was lethal • OmniChicken immunization led to robust titers and diverse antibody panels • >90% of sequences recovered had excellent developability profiles based on multi-parameter in-silico analysis • Asia-based global pharma player that is establishing a new and substantial presence in antibody space with large investment and expansion of global antibody team • Partner needed OmniAb’s antibody discovery engine to power their growth • Selected OmniAb as core technology to feed robust discovery and development efforts • Developed three-way collaboration with deep repertoire analysis to rapidly identify best binders for bispecific antibodies Partner A Emerging Biotech Partner B Big Pharma Partner C Established Biotech Partner D Global Pharma

24

OMNIAB CLINICAL AND APPROVED PARTNER PIPELINE

TWO APPROVED PRODUCTS AND 23 CLINICAL OMNIAB-DERIVED ANTIBODIES

Partner	Program	Source Animal	Area	Target	Preclinical	Phase 1	Phase 2	Phase 3	Registration	Approved
Gloria / Arcus	Zimberelimab	OmniRat	Oncology	PD-1	█	█	█	█	█	█
CStone 基石药业	Sugemalimab	OmniRat	Oncology	PD-L1	█	█	█	█	█	█
Janssen	Teclistamab	OmniRat	Oncology	BCMA x CD3	█	█	█	█	█	
Genentech*	Tiragolumab	OmniRat	Oncology	TIGIT	█	█	█	█		
HanAll / Harbour BioMed / Immunovant	Batoclimab	OmniRat	Immunology	FcRn	█	█	█	█		
Genmab	GEN1046	OmniRat	Oncology	PD-L1 x 4-1BB	█	█	█			
Aptevo	APVO436	OmniMouse	Oncology	CD123 x CD3	█	█				
Janssen	JNJ-67371244	OmniMouse	Oncology	CD33 x CD3	█	█				
Janssen	JNJ-70218902	OmniRat	Oncology	Undisclosed	█	█				
Janssen	JNJ-78306358	OmniRat	Oncology	HLA-G x CD3	█	█				
Merck	M6223	OmniRat	Oncology	TIGIT	█	█				
Genmab	GEN1047	OmniRat	Oncology	B7H4 x CD3	█	█				
Symphogen	SYM022	OmniRat	Oncology	LAG-3	█	█				
Symphogen	SYM023	OmniRat	Oncology	TIM-3	█	█				
Symphogen	SYM024	OmniRat	Oncology	CD73	█	█				
Symphogen	S095029	OmniRat	Oncology	NKG2A	█	█				
abbvie†	TNB-383B	OmniFlic	Oncology	BCMA x CD3	█	█				
Ancora	TNB-486	OmniFlic	Oncology	CD19 x CD3	█	█				
AMGEN†	AMG 340	OmniFlic	Oncology	PSMA x CD3	█	█				
SalubrisBio	SAL003	OmniRat	Metabolic	PCSK9	█	█				
CURON	CN1	OmniRat	Oncology	Undisclosed	█	█				
Zhilkang Hongyi	Undisclosed	OmniRat	Oncology	4-1BB	█	█				
Boehringer Ingelheim	Undisclosed	OmniChicken	Undisclosed	Undisclosed	█	█				

Animal launch year: OmniRat 2012; OmniMouse 2014; OmniFlic 2014; OmniChicken 2016; OmniClic 2019; OmniTaur 2020
Notes: Most advanced status for each program shown. Zimberelimab and Sugemalimab are approved in China.
* Indicates programs with fully paid licenses.
† Programs discovered by Teneobio under a fully paid licenses. Future programs discovered under license agreement are subject to downstream economics.

25 Active Partners 56(1) 36(2,3) 95(3) Active Programs 252(1) 78(2,3) 425(3) Programs by Stage Approved 2 1 1 Registration 1 - 55(3) Phase 3 2 - Phase 2 2 1 Phase 1 18 3 Technologies Capabilities Antigen Generation X Species Diversity Screening Capabilities Identification Analyze Engineer COMPETITIVE BENCHMARKING THREE CLEAR LEADERS IN INTEGRATED ANTIBODY DISCOVERY Sources: AbCellera Corporate Presentations dated 11/9/21 and 2/24/22; Adimab “Update on 2021 Partnership Activities” press release dated 1/12/22; Technologies capabilities based on Ligand’s internal assessment. (1) Includes 56 active partners and 248 active programs with downstream economics. (2) Includes 26 active partners and 54 active programs with downstream economics. (3) AbCellera and Adimab do not disclose if programs or partnerships are ongoing or terminated.

26

OMNIAB TEAM

SCIENTIFIC LEADERSHIP



Bill Harriman, PhD
SVP, Antibody Discovery
Co-Founder/CSO, Crystal Bioscience
Trellis, Roche, Abgenix
UCSF-Immunology, Haas MBA



Marie-Cecile Van De Lavoir, PhD, DVM
VP, Operations
Co-Founder/COO, Crystal Bioscience
Origen Therapeutics, Inventor Germ Cell Technology
Fulbright Scholar, UCSF, Utrecht, Guelph, Cornell



Christel Iffland, PhD
VP, Antibody Technology
Former Associate Director at Merck KGaA / EMD Serono, Co-inventor of Avelumab
Dana Farber, Albert Einstein College



Doug Krafte, PhD
SVP, Ion Channels
Former Exec at Icagen, Pfizer Pain & Sensory Disorders, Boehringer Ingelheim, Aurora Biosciences
Univ. Rochester, Vanderbilt



Shelley Izquierdo, PhD
Sr. Director, Antibody Discovery
Crystal Bioscience, Trellis
UC Berkeley



Phil Leighton, PhD
Sr. Director, Molecular Biology
Genetic Engineering Lead, Crystal Bioscience and Origen
Princeton, UCSF



Bob Chen, PhD
Sr. Director, Systems Engineering
Former Exec at xCella Bio (Co-Founder/CTO)
Stanford Bioengineering



Ellen Collarini, PhD
Sr. Director, Cell Biology
Crystal Bioscience, Trellis, Roche
Univ. Michigan, Univ. College-London

FINANCIAL REVIEW

28 ADVANCED PIPELINE DRIVING DIVERSIFIED REVENUE KEY INFORMATION • Expanded to >55 active partners with whom we have active license agreements or who have an active program • Significant active program growth since acquisition • Royalty revenue expected to grow significantly with average royalty rates typically in the low- to mid-single digits • Iterative improvements of antibody discovery engine expected to continue driving royalty rates and market share higher Long-term value of our business will be driven by downstream royalty payments

29 OMNIAB KEY PERFORMANCE INDICATORS HIGHLY SCALABLE BUSINESS MODEL (1) Represents the unique number of partners with whom we have active license agreements or who have an active program. (2) Represents programs for which an antigen is introduced into our animals and remains so as long as the program is actively being developed or commercialized. * Active Programs not tracked prior to acquisition of Open Monoclonal Technology, Inc. in January 2016. • Strong consistent growth in key performance indicators • Active Partners(1): >30% CAGR since 2014 • Active Programs(2): >25% CAGR since 2016 • Highly scalable, with a large number of programs performed entirely by partners * * 0 50 100 150 200 250 300 Number of Active Programs 0 5 10 15 20 25 Number of Active Clinical and Commercial Programs 0 10 20 30 40 50 60 Number of Active Partners

30 UNIT ECONOMICS AND PIPELINE DEVELOPMENT TO DRIVE FUTURE VALUE Key Value Drivers Per program economics ▪ Research fees ▪ Clinical and commercial milestones ▪ Royalties NPV per program ▪ Peak sales ▪ Average royalty rates ▪ Probability of success ▪ Time to approval ▪ Time to peak sales Current Portfolio Expected market growth ▪ $236B in antibody sales by 2025(1) ▪ Up from $184B in 2020(1) Portfolio expansion ▪ Investments in go-to-market initiatives ▪ Risk-sharing with partners Ab market opportunity ▪ Antigen generation ▪ Screening technologies ▪ Next-generation identification and optimization Pipeline Development (1) 2020 Sales of Recombinant Therapeutic Antibodies, Proteins, Biosimilars & Other Biologics (La Merie Publishing).

31 ILLUSTRATIVE REVENUE PROFILES FOR SUCCESSFUL PARTNERED PROGRAMS Target equivalent NPV for all structures Program A Program B OMNIAB PARTICIPATION IS WEIGHTED TOWARDS DOWNSTREAM SUCCESS Flexible transaction structures enable optionality for partners while maintaining value for OmniAb Per product gross revenue potential, if approved and marketed, of up to $1 billion+ to OmniAb Research / Upfront Clinical Milestones Commercial Milestones / Royalties

APPENDIX

33 ZIMBERELIMAB APPROVED THE FIRST APPROVED OMNIRAT-DERIVED ANTIBODY • On August 30, 2021, zimberelimab (GLS-010), an OmniAb-derived fully human anti-PD-1 mAb, was approved in China for the treatment of recurrent or refractory classical Hodgkin’s lymphoma ‒ Marks the first approval of an OmniAb-derived mAb • In 2015, GloriaBio contracted with WuXi Biologics to discover and develop zimberelimab in China using OmniRat ‒ Zimberelimab entered clinic in March 2017, and NDA was submitted to China NMPA in February 2020 • GloriaBio is also investigating zimberelimab in advanced solid tumors, and was granted Breakthrough Therapy designation for the treatment of patients with recurrent/metastatic cervical cancer in March 2021 • Zimberelimab is being developed by Arcus Biosciences (in collaboration with Gilead) in North America, Europe, Japan and certain other territories through a 2017 agreement

34 SUGEMALIMAB APPROVED THE SECOND APPROVED OMNIRAT-DERIVED ANTIBODY • On December 21, 2021, CStone announced approval in China for Cejemly® (sugemalimab) ‒ Fully-human, full length anti-PD-L1 monoclonal, said to mirror the natural G-type immunoglobulin 4 (IgG4), which reduces immunogenicity risks and potential toxicity, approved as part of first-line treatment for metastatic nonsquamous NSCLC ‒ Touted by CStone as “first and only anti-PD-L1 approved for first-line treatment in metastatic nonsquamous NSCLC anywhere in the world” ‒ CStone also has an NDA pending for Cejemly® for Stage III NSCLC • Pfizer responsible for commercializing in China via 2020 strategic collaboration • EQRx licensed exclusive rights to sugemalimab for development / commercialization outside of China, targeting US NDA filing by year-end

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